PREPAID EXPENSES AND OTHER CURRENT ASSETS	12 Months Ended
Dec. 31, 2012
PREPAID EXPENSES AND OTHER CURRENT ASSETS [Abstract]
PREPAID EXPENSES AND OTHER CURRENT ASSETS
5.  PREPAID EXPENSES AND OTHER CURRENT ASSETS

All figures in USD '000	2012	2011
Prepaid expenses	3,137	2,714
Deposit on Contracts, Nordic Galaxy	-	9,000
Deferred Financing Costs	1,228	653
Voyage in Progress – temporarily spot charters	-	5,233
Working Capital, cooperative arrangements	-	12,779
Other	1,184	1,389
Total as of December 31,	5,549	31,768

As of December 31, 2012, the prepaid expenses and other current assets were $5.5 million compared to $31.8 million as of December 31, 2011, a decrease of $26.3 million. The decrease of $26.3 million is primarily due to repayment of $12.8 million from Gemini Tankers LLC and due to repayment of the deposit of Nordic Galaxy of $9.0 million from the seller.

As of December 31, 2012, voyage in progress were $0.0 compared to $5.2 million as of December 31, 2011. As of December 31, 2012, deferred financing costs increased to $1.2 million from $0.7 million as of December 31, 2011. The increase in deferred financing costs is a result of an increase in capitalized finance costs related to the 2012 Credit Facility as compared to the 2005 Credit Facility. For further details on our credit facilities, see note 12.